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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 24, 2003


                                 PLUG POWER INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   0-27527                   22-3672377
(State or Other Jurisdiction    (Commission File           (I.R.S. Employer
     of Incorporation)               Number)              Identification No.)


                 968 Albany-Shaker Road, Latham, New York 12110
              (Address of Principal Executive Offices and Zip Code)

                                 (518) 782-7700
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     As previously disclosed, in September 2000, a shareholder class action complaint was filed in the federal district court for the Eastern District of New York alleging that Plug Power Inc. ("Plug Power") and various of its officers and directors violated certain federal securities laws by failing to disclose certain information concerning Plug Power's products and future prospects. The action was brought on behalf of a class of purchasers of Plug Power's stock who purchased the stock between February 14, 2000 and August 2, 2000. Subsequently, fourteen additional complaints with similar allegations and class periods were filed. By order dated October 30, 2000, the court consolidated the complaints into one action, entitled Plug Power Inc. Securities Litigation, CV-00-5553(ERK)(RML). By order dated January 25, 2001, the Court appointed lead plaintiffs and lead plaintiffs' counsel. Subsequently, the plaintiffs served a consolidated amended complaint. The consolidated amended complaint extended the class period to begin on October 29, 1999 and alleged claims under the Securities Act of 1933 and the Exchange Act of 1934, and Rule 10b-5 promulgated under the Exchange Act of 1934. Subsequently, plaintiffs withdrew their claims under the Securities Act of 1933. Plaintiffs allege that the defendants made misleading statements and omissions regarding the state of development of our technology in a registration statement issued in connection with Plug Power's initial public offering ("IPO") and in subsequent press releases.

     Plug Power served its motion to dismiss the claims in May 2001. By order dated January 21, 2003, the Court dismissed all claims relating to pre-IPO press releases, the IPO prospectus and all but three post-IPO press releases. The Court ruled that the three remaining press releases raised questions of fact that could not be resolved on a motion to dismiss. The Court also denied the motion to dismiss the claims against the individual defendants at this time. Plug Power received notice of the Court's order on January 24, 2003.

     Plug Power believes that the remaining allegations in the consolidated amended complaint are without merit and intend to vigorously defend against those claims. Plug Power does not believe that the outcome of these actions will have a material adverse effect upon its financial position, results of operations or liquidity. However, litigation is inherently uncertain and there can be no assurances as to the ultimate outcome or effect of these actions. If the plaintiffs were to prevail, such an outcome would have a material adverse effect on Plug Power's financial condition, results of operations and liquidity.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of the Business Acquired.

     Not applicable.

     (b)  Pro Forma Financial Information.

     Not applicable.

     (c)  Exhibits.

     Not applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 29, 2003                     PLUG POWER INC.



                                              By:   /s/ David A. Neumann
                                                  -----------------------------
                                                    David A. Neumann
                                                    Chief Financial Officer